UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 5, 2010

HELIX WIND, CORP.
(Exact Name of Registrant as Specified in Its Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

000-52107 (Commission File Number)	20-4069588 (IRS Employer Identification No.)

1848 Commercial Street
San Diego, California 92113
 (Address of Principal Executive Offices, Zip Code)

(877) 246-4354
(Registrant's Telephone Number, Including Area Code)

_______________________________________
 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement

On March 5, 2010, Helix Wind, Corp. (the “Company”) entered into a Note Purchase Agreement and Convertible Secured Promissory Note (“Note”) in the principal amount of $132,200 with St. George Investments, LLC.  The Note accrues interest at the rate of 18% and, unless converted into shares of Company common stock as provided in the Convertible Note, is due and payable on the first to occur between the date that is three months from the date of the Note, or the date on which the Company has raised in excess of $500,000 from investors or lenders subsequent to the date of the Note.  The description of the terms of the Note Purchase Agreement and Note are qualified by reference to the forms of the Note Purchase Agreement and Note which are filed as exhibits to this report and incorporated herein by reference.

On March 8, 2010, the Company entered into a Separation Agreement and Release (the “Separation Agreement”) with Ian Gardner, the Company’s former CEO and director, pursuant to which the Company agreed to (i) pay Mr. Gardner $188,722 for certain historical obligations to him, of which $94,361 was paid upon execution of the Separation Agreement, and the remaining $94,361 shall be payable upon the completion of a Company financing resulting in gross proceeds of $1,000,000 of more; (ii) execute the Convertible Note in the amount of $144,833 discussed below; (iii) issue him 4,800,000 shares of Company common stock; and (iv) certain other provisions as contained in the Separation Agreement.  The description of the terms of the Separation Agreement is qualified by reference to the form of the Separation Agreement which is filed as an exhibit to this report and incorporated herein by reference.

In connection with the Separation Agreement, on March 8, 2010, the Company also executed a Convertible Note (the “Convertible Note”) in the principal amount of $144,833 in favor of Mr. Gardner.  The Convertible Note accrues interest at the rate of 9% and, unless converted into shares of Company common stock as provided in the Convertible Note, is due and payable on August 22, 2012.  The description of the terms of the Convertible Note is qualified by reference to the form of the agreement which is filed as an exhibit to this report and incorporated herein by reference.

On March 8, 2010, the Company executed an Amendment No. 3 (the “Amendment”) to its previously disclosed Placement Agent Agreement with Dominick & Dominick, LLC (“Dominick”) pursuant to which the Company agreed to issue Dominick 1,500,000 shares of restricted stock.  The description of the terms of the Amendment is qualified by reference to the form of the Amendment which is filed as an exhibit to this report and incorporated herein by reference.

Item 3.02   Unregistered Sales of Equity Securities

In connection with the Separation Agreement discussed in Item 1.01 above, effective as of March 8, 2010, the Company issued 4,800,000 shares of common stock to Ian Gardner.   The shares of the Company’s Common Stock issued to Mr. Gardner are restricted shares, and may not be sold, transferred or otherwise disposed without registration under the Securities Act or an exemption there under.  The issuance of shares of common stock was exempt from registration under the Securities Act pursuant to Section 4(2) thereof.  The offering was not conducted in connection with a public offering, and no public solicitation or advertisement was made or relied upon by the investors in connection with the offering.

In connection with the Amendment discussed in Item 1.01 above, effective as of March 8, 2010, the Company issued 1,500,000 shares of common stock to Dominick.  The shares of the Company’s Common Stock issued to Dominick are restricted shares, and may not be sold, transferred or otherwise disposed without registration under the Securities Act or an exemption there under.  The issuance of shares of common stock was exempt from registration under the Securities Act pursuant to Section 4(2) thereof.  The offering was not conducted in connection with a public offering, and no public solicitation or advertisement was made or relied upon by the investors in connection with the offering.

In addition to the issuances of common Stock discussed above, between February 12, 2010 and March 11, 2010, the Company issued 3,533,352 shares of Common Stock to investors through their conversion of previously issued Company convertible notes and issued 115,730 shares of Company common stock to investors through their cashless exercise of previously issued Company warrants.  The issuance of shares of common stock was exempt from registration under the Securities Act pursuant to Section 4(2) thereof and/or Rule 506 of Regulation D under the Securities Act.  The offering was not conducted in connection with a public offering, and no public solicitation or advertisement was made or relied upon by the investors in connection with the offering.

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

As discussed in Item 1.01 above, effective as of March 8, 2010, Ian Gardner has resigned as the Company’s Chief Executive Officer and from the Board of Directors of the Company.  Mr. Gardner’s resignations were not due to any disagreements with the Company.

Effective as of March 8, 2010, Gene Hoffman resigned from the Board of Directors of the Company.  Mr. Hoffman’s resignation was not due to any disagreements with the Company.

Effective as of March 8, 2010, the Board of Directors of the Company appointed Scott Weinbrandt as the Company’s Chief Executive Officer.  Mr. Weinbrandt currently serves as the President and as a director of the Company.

Item 8.01 Other Events

On March 3, 2010, the Company received written notice from Waterline Alternative Energies, LLC (“Waterline”) counsel concerning the Company's failure to perform on its distribution contract with Waterline and potentially seeking damages of approximately $250,000.    The Company believes the Waterline claims to be without merit, and is in correspondence with Waterline’s counsel to resolve the matter.  Waterline is currently a distributor of the Company’s products.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit 10.1	Note Purchase Agreement dated March 5, 2010
Exhibit 10.2	Convertible Secured Promissory Note dated March 5, 2010
Exhibit 10.3	Separation Agreement dated March 8, 2010
Exhibit 10.4	Convertible Note dated February 28, 2010
Exhibit 10.5	Amendment No. 3 to Placement Agent Agreement dated March 8, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HELIX WIND, CORP.

By: /s/ Scott Weinbrandt
Name: Scott Weinbrandt
Title: Chief Executive Officer

Date:  March 11, 2010